CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dates September 15, 1999, relating to the financial statements and financial highlights which appears in the July 31, 1999 Annual Report to Shareholders of J.P. Morgan Institutional Tax Exempt Bond Fund and financial statements and supplementary data of The Tax Exempt Bond
Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated September 15, 1999, relating to the financial statements and financial highlights which appears in the July 31, 1999 Annual Report to Shareholders of J.P. Morgan Institutional New York Tax Exempt Bond Fund and financial statements and supplementary data of The New York Tax Exempt Bond Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated September 15, 1999, relating to the financial statements and financial highlights which appears in the July 31, 1999 Annual Report to Shareholders of J.P. Morgan Tax Exempt Bond Fund and financial statements and supplementary data of The Tax Exempt Bond Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated September 15, 1999, relating to the financial statements and financial highlights which appears in the July 31, 1999 Annual Report to Shareholders of J.P. Morgan New York Tax Exempt Bond Fund and financial statements and supplementary data of The New York Tax Exempt Bond Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A or our report dated September 15, 1999, relating to the financial statements and financial highlights which appears in the July 31, 1999 Annual Report to Shareholders of J.P. Morgan Emerging Markets Debt Fund and financial statements and supplementary data of The Emerging Markets Debt
Portfolio, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

     We hereby consent to the references to us under the heading "Financial Highlights" in the Prospectus of the J.P. Morgan Institutional Fixed Income Funds relating to J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund, J.P. Morgan Global Strategic Income Fund and J.P. Morgan California Bond Fund.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
November 29, 1999